Exhibit 10.11

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into this 29th day of October, 2018, by and between Differential Brands Group Inc., a Delaware corporation (the “Company”) and each undersigned investor (each, a “Subscriber”).

WITNESSETH:

WHEREAS, the Company, Global Brands Group Holding Limited, a Bermuda corporation with limited liability (“GBG Parent”), and GBG USA Inc., a Delaware corporation and wholly-owned subsidiary of GBG Parent (“GBG Seller”), have entered into a Purchase and Sale Agreement, dated as of June 27, 2018 (as supplemented, amended and otherwise modified, the “Purchase Agreement”), providing for, among other things, on the terms and conditions set forth in the Purchase Agreement, the purchase of the Purchased Units and Purchased Assets (each as defined in the Purchase Agreement) from GBG Parent and GBG Seller (or one or more of their respective affiliates) by the Company (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Subscribers are lending the Company an aggregate of $668,000,000 of second lien term loans (the “Second Lien Term Loans”) for net proceeds of $647,960,000 (the “Net Proceeds”).

WHEREAS, in connection with and in consideration of the Subscribers providing the Second Lien Term Loans, the Company is providing the Subscribers with 23,094,501 shares (the “Securities”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”) for no additional consideration.

WHEREAS, the Company and the Subscribers agree that an aggregate $103,463,364.48 of the Net Proceeds will be allocated to the purchase price of the Common Stock at a purchase price per share of Common Stock of $4.48 (the “Purchase Price”).

WHEREAS, as additional consideration for each investor’s purchase of Securities in the Offering, the Company has agreed to provide each such investor with certain registration rights with respect to the Securities on the terms set forth in the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”);

WHEREAS, the offering of the Common Stock (the “Offering”) is being made to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933 (as amended, the “Securities Act”), by the Securities and Exchange Commission (the “SEC”));

WHEREAS, each Subscriber desires to acquire that number of shares of Common Stock as set forth on its signature page hereof on the terms and conditions set forth herein; and

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement, and performing the transactions contemplated hereby including the sale and purchase of the Securities, in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY EACH SUBSCRIBER

1.1       Subject to the terms and conditions hereinafter set forth, each Subscriber shall receive the number of shares of Common Stock as is set forth on such Subscriber’s signature page hereof and agrees to the allocated “Purchase Price (Per Share)” and “Aggregate Purchase Price” set forth on such Subscriber’s signature page. The Company agrees that the “Purchase Price” and the “Aggregate Purchase Price” on each Subscriber’s signature page reflects an allocation of the Net Proceeds for tax purposes and that no additional consideration is being paid by the Subscribers.

1.2       Each Subscriber understands, acknowledges and agrees that (i) such Subscriber is not entitled to cancel, terminate or revoke such Subscriber’s subscription pursuant to this Agreement or any other obligations of such Subscriber hereunder, in each case, without the Company’s prior written consent and (ii) this Agreement and such Subscriber’s obligations hereunder shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of each of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.3       Each Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) such Subscriber may not be able to liquidate such Subscriber’s investment in the Securities; (iii) transferability of the Securities may be extremely limited or restricted by applicable law; (iv) in the event of a future disposition of the Securities, such Subscriber could sustain the loss of such Subscriber’s entire investment; and (v) each of the other risks set forth in or incorporated by reference into the “Risk Factors” section(s) of the Company’s periodic and other filings with the SEC, which are incorporated herein by reference.

1.4       At the time each Subscriber was offered the Securities, such Subscriber was, and as of the date hereof is, and at the Closing it will be, an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Each Subscriber hereby severally, and not jointly and severally, represents and warrants to the Company that such Subscriber’s responses to the investor questionnaire attached as Exhibit A to this Agreement (the “Purchaser Questionnaire”) are true, correct and complete in all respects.

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1.5       Each Subscriber hereby severally, and not jointly and severally, acknowledges, represents and warrants that (i) such Subscriber has adequate means of providing for such Subscriber’s current financial needs and contingencies; (ii) such Subscriber has knowledge and experience in business and financial matters, prior investment experience, or employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read and review all of the documents furnished or made available by the Company to such Subscriber, to evaluate the merits and risks of an investment in the Securities on such Subscriber’s behalf; (iii) such Subscriber is able to bear the economic risk that such Subscriber assumes by investing in the Securities; and (iv) such Subscriber can afford a complete loss of such Subscriber’s investment in the Securities.

1.6       Each Subscriber hereby (i) acknowledges receipt and careful review of this Agreement and the Registration Rights Agreement, and has had access to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, and the other periodic, current and other reports filed or furnished by the Company pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Sections 13(a) or 15(d) thereof, as publicly filed and available on the website of the SEC and (ii) hereby severally, and not jointly and severally, represents that such Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the Offering and any additional information that such Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.7       (a) In making the decision to invest in the Securities, each Subscriber has relied solely upon the information provided by the Company in this Agreement, the Purchase Agreement, the Ancillary Agreements (as defined in the Purchase Agreement) and the Credit Agreement for the Second Lien Term Loans (the “Second Lien Credit Agreement”). To the extent necessary, each Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. Each Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of such Subscriber’s consideration of an investment in the Securities other than this Agreement, the Purchase Agreement, the Ancillary Agreements (as defined in the Purchase Agreement), the Second Lien Credit Agreement and the results of such Subscriber’s own independent investigation.

(b)       Each Subscriber severally, and not jointly and severally, represents that (i) such Subscriber did not learn of the Offering by means of any form of general solicitation or general advertising, (ii) such Subscriber did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Offering and (iii) such Subscriber did not attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising with respect to the Offering.

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1.8       Each Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority and that the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to the exemption therefrom provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless and until they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or pursuant to an available exemption therefrom. Each Subscriber hereby severally, and not jointly and severally, represents that such Subscriber is purchasing the Securities for such Subscriber’s own account for investment purposes and not with a view toward the resale or distribution to others. Each Subscriber, if an entity, further severally, and not jointly and severally, represents that it was not formed for the purpose of purchasing the Securities.

1.9       For so long as applicable (including as required by applicable law, rule, regulation, legal process or regulatory or self-regulatory authority), each Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities (including the provision of notice of such legend if the Securities are uncertificated) that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Each Subscriber is aware that the Company will make or cause to be made a notation in its appropriate records with respect to the restrictions on the transfer and ownership of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

1.10       Each Subscriber severally, and not jointly and severally, represents that such Subscriber has full power and authority (corporate, statutory and otherwise) or capacity, as applicable, to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of such Subscriber, enforceable against such Subscriber in accordance with its terms.

1.11       If such Subscriber is a corporation, partnership (general or limited), limited liability company, trust (whether statutory or common law), other legal entity, association, organization, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

1.12       The execution and delivery by each Subscriber of this Agreement and the performance by such Subscriber of its obligations hereunder and the consummation of the transactions contemplated herein by such Subscriber do not and will not violate, conflict with or result in a breach of (i) with respect to any Subscriber that is not a natural person, any provision of such Subscriber’s organizational documents, or (ii) any applicable law or regulation, in each case, that would materially impair such Subscriber’s ability to consummate the transactions contemplated hereby.

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1.13       Each Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, such Subscriber must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in such Subscriber’s Purchaser Questionnaire.

1.14       Each Subscriber agrees not to issue any public statement with respect to the Offering, such Subscriber’s investment or proposed investment in the Company or the terms of this Agreement or any other agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law, rule, regulation, legal process or regulatory or self-regulatory authority.

1.15       Each Subscriber acknowledges and agrees that (i) certain information made available to such Subscriber by the Company in connection with the Offering is confidential and non-public and (ii) all such information shall be kept in confidence by such Subscriber and neither used by such Subscriber for such Subscriber’s personal benefit (other than in connection with this Agreement) nor disclosed to any third party for any reason; provided, however, that (x) such Subscriber may disclose such information to its affiliates, investment advisers and investment managers, and its and their direct or indirect shareholders, partners or members, current and prospective financing sources, existing and prospective investors, employees, directors, officers, legal counsel, independent auditors, professionals, advisors and other experts or agents of such Subscriber or its affiliates who have been informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential (provided further that such Subscriber shall be responsible for any breach of the confidentiality obligations set forth herein by any of its affiliates or advisors), (y) such Subscriber may disclose such information as may be required pursuant to law, rule, regulation, legal process or requested by a regulatory or self-regulatory authority having jurisdiction over such Subscriber or its representatives or their respective affiliates, and (z) this obligation shall not apply to any such information that (i) is public knowledge and readily accessible at the date hereof, (ii) becomes public knowledge and readily accessible by publication (except as a result of a breach of this provision) after the date hereof or (iii) is received from a third party that is not under any obligation of confidentiality with respect to such information.

1.16       Each Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities. Each Subscriber agrees to promptly supply the Company with such additional information concerning such Subscriber as the Company deems necessary or advisable for purposes of making such determination.

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1.17

(a)       Each Subscriber acknowledges that the Company will inherently know, and have access to, more information about the Company and its business then does such Subscriber. Each Subscriber acknowledges that the Company and/or its affiliates may now or at any other time have material, non-public information concerning the Company, its subsidiaries, the Securities and/or the markets in which the Company operates (which may include information relating to the Company’s, its subsidiaries’ and its competitors’ financial condition, future capital expenditures, future prospects, projections, including historic and projected financial and other information, business strategies or litigation, settlement discussions or negotiations, including, without limitation, the Acquisition (all such information is referred to as, the “Undisclosed Information”)) that could affect the value of the Securities and that this information may have not been, and such Undisclosed Information may or may not be, disclosed or otherwise made available to such Subscriber. Subject to applicable law, rule or regulation and to any other obligations of the Company or its affiliates to such Subscriber herein or in any other agreement, each Subscriber acknowledges and agrees that the Company and/or its affiliates shall have no obligation whatsoever to, and that the Company shall have no obligation whatsoever to cause its affiliates to, disclose any such information to such Subscriber.

(b)       In knowledge of the foregoing, each Subscriber willingly agrees to purchase the Securities from the Company on the terms set forth herein notwithstanding that (i) Undisclosed Information may exist; and (ii) such Undisclosed Information, if it exists, has not been disclosed by the Company or any of their respective affiliates.

(c)       Each Subscriber acknowledges that, in connection with the transactions contemplated hereby, there are no, and it is not relying upon any, representations or warranties by or on behalf of the Company or any of its affiliates or representatives except to the extent explicitly set forth herein.

(d)       Notwithstanding anything to the contrary in this Agreement or otherwise, each Subscriber retains all of its rights and remedies with respect to claims based on fraud.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby (i) makes to each Subscriber, as of the date of this Agreement, the representations and warranties set forth in the following sections of the Second Lien Credit Agreement, which are hereby expressly restated and incorporated by reference herein: Section 3.06 (No Material Adverse Effect), Section 3.20 (Labor Laws), 3.26 (Sanctions Laws), Section 3.27 (Anti-Corruption Laws and Sanctions Laws), and (ii) represents and warrants to each Subscriber, as of the date of this Agreement (other than representations and warranties that relate to a specific date, which are given as of such date) as follows:

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2.1       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and assets as currently owned and conduct its business as currently conducted. The Company is not in violation of any of the provisions of the Company’s Certificate of Incorporation (as amended, the “COI”), or the Company’s Bylaws (as amended, the “Bylaws,” and collectively with the COI, the “Charter Documents”). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the legal and valid issuance of the Securities.

2.2       Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

2.3       No Conflict; Governmental Consents.

(a)       The execution and delivery by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to the Company, except in each case as would not have a material adverse effect on the legal and valid issuance of the Securities or (ii) conflict with or violate any provision of the Charter Documents.

(b)       Subject to the approval of the transactions contemplated by this Agreement by GBG Parent, no consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except such post-sale filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

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2.4       Anti-Corruption. The Company and its affiliates and their respective directors, officers, employees and agents are now, and at all times have been, in compliance with all applicable anti-bribery and anti-corruption laws, and will remain in compliance with all such laws. None of the Company, any of its affiliates or any of their respective directors, officers, employees or agents has: (i) authorized, offered or given anything of value, directly or indirectly, to any person in violation of any applicable anti-bribery or anti-corruption laws, (ii) authorized, offered or made any contribution, payment or gift of funds or property to any person, including any official, employee or agent of any governmental authority, or anyone else acting in an official capacity, or (iii) authorized, offered or made any contribution to any political party, official of a political party or candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the U.S. Foreign Corrupt Practices Act of 1977 or the rules and regulations promulgated thereunder or under any other applicable laws of any relevant jurisdiction covering a similar subject matter applicable to the Company or any of its affiliates and their respective operations. In addition, the Company and its affiliates have adopted, implemented, and maintained policies and procedures designed to ensure compliance with applicable anti-bribery and anti-corruption laws.

2.5       Capitalization. All of the issued and outstanding equity securities of the Company as of immediately after the Closing are as set forth in Schedule 2.5. Except as set forth in Schedule 2.5, as of the date hereof, (i) there are no outstanding options with respect to the Company and (ii) the Company is not party to any agreement pursuant to which it has granted preemptive rights, rights of first refusal, registration rights and similar rights with respect to any equity securities of the Company or any agreement relating to voting of any equity securities of the Company.

2.6       Purchase Agreement Representations. To the knowledge of the Company, the representations and warranties made by GBG Seller and GBG Parent in the Purchase Agreement, but solely to the extent that the Company has the right to terminate its obligations under the Purchase Agreement or not to consummate the transactions contemplated by the Purchase Agreement as a result of a breach of (or the inability to make) such representations or warranties, are true and correct in all material respects (or if qualified by materiality, in all respects).

III.	CLOSING; TERMINATION.

3.1       The Company shall hold a closing (“Closing”) with respect to any Securities for which subscriptions have been accepted concurrently with the Closing (as defined in the Purchase Agreement).

3.2       As soon as practicable following the Closing, evidence of delivery of uncertificated shares of Common Stock by book-entry representing the Common Stock purchased by each Subscriber pursuant to this Agreement will be provided to such Subscriber. Each Subscriber hereby authorizes and directs the Company to deliver such evidence to such Subscriber’s address indicated on its signature page hereto.

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3.3       This Agreement shall be terminated and the transactions contemplated hereby shall be abandoned immediately and automatically upon the Purchase Agreement being validly terminated in accordance with Article VII thereof; provided, however, that Sections 4.1, 4.2, 4.5, 4.6, 4.11 and 4.12 shall survive termination of this Agreement.

3.4       Each Subscriber’s obligation to consummate the transactions contemplated hereby shall be subject (i) to the substantially concurrent consummation of the Closing (as defined under the Purchase Agreement), (ii) to the substantially concurrent consummation of the Second Lien Term Loans, (iii) to the substantially concurrent execution and delivery by the Company of the Registration Rights Agreement by the parties thereto, (iv) to the substantially concurrent execution and delivery by the Company and the other parties thereto of the Stockholder Agreement substantially in the form of Exhibit C hereto, and (v) to the substantially concurrent conversion or exchange of all of the shares of the Company’s preferred stock held by affiliates of Tengram Capital Partners, LP, which represent all of the issued and outstanding shares of the Company’s preferred stock, into Common Stock.

IV.	MISCELLANEOUS

4.1       Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent in portable document format (“pdf”) via electronic mail, addressed as follows:

if to the Company, to it at:

Differential Brands Group Inc.
1231 South Gerhant Avenue
Commerce, CA 30022
Attention: Lori Nembirkow, Senior Vice President, Legal & Compliance
E-mail: lori@differentialbrandsgroup.com

With a copy to (which shall not constitute notice):

Tengram Capital Partners
600 Fifth Avenue, 27th Floor
New York, NY 10020
Attention: General Counsel
E-mail: atarshis@tengramcapital.com

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Attention: Nazim Zilkha and Gareth Clark
E-mail: nzilkha@dechert.com and gareth.clark@dechert.com

if to any Subscriber, to such Subscriber’s address indicated on the signature page of this Agreement.

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4.2       Notices hereunder shall be deemed to have been given or delivered (i) on the third (3rd) business day following the date of postmark in the case of delivery by registered or certified mail, (ii) on the date of delivery in the case of delivery by hand or (iii) on the date of delivery if delivered by electronic mail; provided that if such e-mail is received after 4:00 p.m. Eastern Time on a business day or at any time on a non-business day, such notice shall be deemed delivered on the following business day. Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscribers, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the Company and the Subscribers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Each Subscriber hereby consents to receive any notice given by the Company pursuant to the Delaware General Corporation Law or the Charter Documents by means of electronic transmission in accordance with the Delaware General Corporation Law at any address for electronic transmission furnished by such Subscriber to the Company, including at the electronic mail address indicated on the signature page of this Agreement. Each Subscriber agrees to update the Company as promptly as practicable in the event of any change in such Subscriber’s address for receipt of any such notice by electronic transmission.

4.3        This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Subscriber may not assign this Agreement or any rights or obligations hereunder, other than to the Subscriber’s Affiliates or any investment fund or account managed, advised or sub-advised by the Subscriber or its Affiliates, without the prior written consent of the Company; provided, that no such assignment shall relieve the Subscriber of its obligations hereunder.

4.4        This Agreement, together with the exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes and cancels all prior and contemporaneous agreements and understandings, oral or written, with respect to such matters.

4.5       Any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to this Agreement or the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the applications of the laws of another jurisdiction. The parties agree that any Proceeding brought by or against such party in connection with this Agreement shall be brought solely in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each party expressly and irrevocably consents and submits to the jurisdiction and venue of each such court in connection with any Proceeding, including to enforce any settlement, order or award, and such party agrees to accept service of process by the other party or any of its agents in connection with any such Proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS RIGHTS OR OBLIGATIONS HEREUNDER.

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4.6       If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

4.7       Subject to applicable statute of limitations, the representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

4.8       The party hereto agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.9       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

4.10       Nothing in this Agreement shall create or be deemed to create any rights or remedies in any person or entity that is not a party to this Agreement.

4.11        The Company and each Subscriber agree that in the event of any breach or threatened breach by such Subscriber of any covenant, obligation or other provision set forth in this Agreement, the Company shall be entitled (in addition to any other remedy that may be available to it) to seek (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision and (ii) an injunction restraining such breach or threatened breach.

4.12       Any reference in this Agreement to gender shall include all genders, and the words imparting the singular number only shall include the plural and vice versa. The division into sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement and all references in this Agreement to any “article,” “section,” “schedule” or “exhibit” are to the corresponding article, section, schedule or exhibit of or to this Agreement unless explicitly stated otherwise. Words such as “herein,” “hereinafter,” “hereof,” “hereto” and “hereunder” refer to this Agreement as a whole and not merely to any particular provision of this Agreement. The word “including” and any variation thereof means “including without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. All references to currency, monetary values and dollars set forth herein shall, unless otherwise indicated, mean U.S. dollars and all payments hereunder shall be made in U.S. dollars. All references to any period of days are to the relevant number of calendar days unless otherwise specified. Each party hereto has participated in the drafting of this Agreement, which each such party acknowledges is the result of negotiations among such parties (as sophisticated persons) and, consequently, this Agreement shall be interpreted without reference to any laws to the effect that any ambiguity in a document be construed against the drafter. References to agreements and other documents shall be deemed to include all amendments, modifications and supplements thereto. References to acts and statutes shall include the rules and regulations promulgated thereunder, and any reference to any acts, statutes, rules and regulations shall refer to the same as amended from time to time.

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SHARES OF COMMON STOCK BEING SUBSCRIBED FOR:

PURCHASE PRICE (PER SHARE):    $________

AGGREGATE PURCHASE PRICE:    ____________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile	Facsimile

Tax ID # or Social Security #	Tax ID # or Social Security #

E-Mail Address	E-Mail Address

Name in which Securities should be issued: ____________________________________

Dated: ________________ , 2018

This Subscription Agreement is agreed to and accepted as of ________________ , 2018.

DIFFERENTIAL BRANDS GROUP INC.

By:
Name:
Title:

EXHIBIT A

ACKNOWLEDGEMENT, NOTICE AND QUESTIONNAIRE

The undersigned Subscriber hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Name.

(a)	Full Legal Name of Subscriber:

(b)	Full Legal Name of Natural Control Person of the Subscriber (which means a natural person who directly or indirectly alone or with others has (or will have) power to vote or dispose of the Securities):

2.	Broker-Dealer Status:

(a)	Is the Subscriber a broker-dealer?

Yes ☐	No ☐

(b)	If “yes”, will the Subscriber receive any Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐	N/A ☐

(c)	Is the Subscriber an affiliate of a broker-dealer?

Yes ☐	No ☐

Note:	If yes, provide a narrative explanation below:

(d)	If the Subscriber is an affiliate of a broker-dealer, does the Subscriber certify that it is buying the Securities in the ordinary course of business, and at the time of the purchase of the Securities, had no agreements or understandings, directly or indirectly, with any person to distribute the Securities?

Yes ☐	No ☐	N/A ☐

Note:	If no, the Commission’s staff has indicated that the Subscriber should be identified as an underwriter in the Registration Statement contemplated by the Registration Rights Agreement.

3.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 3, the Subscriber is not the beneficial or registered owner of any securities of the Company other than the Securities to be purchased in the Offering.

Type and amount of other securities beneficially owned:

4.	Relationships with the Company:

Except as set forth below, neither the Subscriber nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The Subscriber agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein or in the Accredited Investor Questionnaire that may occur subsequent to the date hereof. All notices hereunder and pursuant to the Agreement shall be made in accordance with notice provisions set forth in the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information provided herein.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Agreement to be executed and delivered either in person or by its duly authorized agent.

Signature	Signature (if shares are held jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Investor is an Entity)	Title (if Investor is an Entity)

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

STOCKHOLDER AGREEMENT